Exhibit 99.1

This Statement on Form 4 is filed by, Peter E. Salas, Dolphin Management Inc., Dolphin Advisors, L.L. C., Dolphin Direct Equity Partners, LP and Dolphin Offshore Partners, L.P. Each of the Reporting Persons has a principal business address at c/o Dolphin Asset Management Corp., 129 East 17th Street, New York, New York 10003

The Name of the Designated Filer hereof is: Peter E. Salas
The Date of Event requiring statement hereof is: February 28, 2006
The Issuer Name and Ticker or Trading Symbol is: ACT Teleconferencing, Inc. (ACTT.PK)
See the Power of Attorney Exhibit 24.1 attached here.


                                              /s/ Carlos P. Salas*
                                              ----------------------------------
                                                       PETER E. SALAS

                                            DOLPHIN MANAGEMENT INC.

                                            By:    /s/ Carlos P. Salas*
                                                  ------------------------------
                                            Name:  Peter E. Salas
                                            Its:   President

                                            DOLPHIN ADVISORS, LLC

                                            By:   Dolphin Management Inc.
                                            Its:  Managing Member

                                            By:    /s/ Carlos P. Salas*
                                                  ------------------------------
                                            Name:  Peter E. Salas
                                            Its:   President

                                            DOLPHIN DIRECT EQUITY PARTNERS, L.P.

                                            By:   Dolphin Advisors, LLC
                                            Its:  Managing General Partner

                                            By:   Dolphin Management Inc.
                                            Its:  Managing Member

                                            By:    /s/ Carlos P. Salas*
                                                  ------------------------------
                                            Name:  Peter E. Salas
                                            Its:   President

                                            DOLPHIN OFFSHORE PARTNERS, L.P.

                                            By:   Dolphin Management Inc.
                                            Its:  Managing Partner

                                            By:    /s/ Carlos P. Salas*
                                                  ------------------------------
                                            Name:  Peter E. Salas
                                            Its:   President

-------------------------
* Attorney in Fact